UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in the Company’s March 4, 2021 press release (the “Earnings Release”), the Company, together with its independent auditors, reevaluated the accounting treatment of the previously disclosed contingent consideration common shares to which the former owners of AdaptHealth Holdings LLC are entitled (the “Contingent Consideration Common Shares”) in connection with the 2019 business combination with DFB Healthcare Acquisitions Corp, a special purpose acquisition company (“SPAC”). Due to the fact that the issuance of the Contingent Consideration Common Shares would be accelerated on a change of control regardless of the transaction value, the Company determined to present the Contingent Consideration Common Shares as liability-classified, not equity-classified as previously presented. Accordingly, the fair value of the Contingent Consideration Common Shares is reflected as a liability on the Company’s consolidated balance sheets at December 31, 2020 and 2019, and the change in the fair value of such liability in each period is recognized as a non-cash charge in the Company’s consolidated statements of operations. The liability does not constitute indebtedness of the Company and will only be satisfied, if earned, by the Company through the issuance of shares of the Company’s Class A common stock. When presenting diluted earnings (loss) per share for 2020 and 2019 periods in the Company’s Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) and in the Company’s Form 10-Q filings for the 2020 quarterly periods, the Contingent Consideration Common Shares were considered for inclusion in the diluted share count in accordance with U.S. generally accepted accounting principles. The change in fair value in each period is a non-cash charge and has no impact on the Company’s historical reported revenues, operating income, Adjusted EBITDA (as defined in the Earnings Release), Adjusted EBITDA less Patient Equipment Capex (as defined in the Earnings Release), or cash flows from operating activities, investing activities, and financing activities for any period.

On March 3, 2021, after discussion with KPMG LLP, the Company’s independent registered public accounting firm, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”) concluded that it is appropriate to correct such errors in its previously issued (x) unaudited condensed consolidated statements of operations for the three months ended March 31, 2020, and the three-month and year-to-date periods ended June 30, 2020 and September 30, 2020, and (y) unaudited condensed consolidated balance sheets as of March 31, 2020, June 30, 2020 and September 30, 2020 (the “Relevant Periods”) by restating such unaudited condensed consolidated financial information because the errors were material to the unaudited condensed consolidated financial information for each of the Relevant Periods (with the exception of the unaudited condensed consolidated statements of operations for the three months ended June 30, 2020 for which the impact was not material). Considering such restatements, such unaudited condensed consolidated financial statements should no longer be relied upon. The Company’s management and the Audit Committee has concluded that the impact of the error on the Company’s audited consolidated financial statements as of and for the year ended December 31, 2019 included in the 2019 Annual Report was not material.

The impacts of these corrections to the Relevant Periods are as follows (in thousands, except per share data):

	March 31, 2020		June 30, 2020		September 30, 2020
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
Consolidated Balance Sheets:
Deferred tax assets	$33,519	$36,684	$42,304	$45,462	$51,114	$58,557
Total Assets	$661,839	$665,004	$739,309	$742,467	$1,548,826	$1,556,269
Contingent consideration common shares liability - current portion	$—	$10,293	$—	$10,604	$—	$21,465
Long-term portion of contingent consideration common shares liability	$—	$15,390	$—	$15,037	$—	$29,701
Total Liabilities	$691,285	$716,968	$746,103	$771,744	$1,109,111	$1,160,277
Additional paid-in capital	$21,845	$12,946	$37,614	$28,715	$476,861	$467,962
Accumulated deficit	$(27,368)	$(40,987)	$(23,335)	$(36,919)	$(23,130)	$(57,954)
Total stockholders' equity (deficit) attributable to AdaptHealth Corp.	$(10,655)	$(33,173)	$8,491	$(13,992)	$448,630	$404,907
Total stockholders' equity (deficit)	$(29,446)	$(51,964)	$(6,794)	$(29,277)	$439,715	$395,992

	Three Months Ended March 31, 2020		Three Months Ended June 30, 2020		Six Months Ended June 30, 2020
	As Reported	As Restated	As Reported	As Revised	As Reported	As Revised
Consolidated Statements of Operations:
Change in fair value of contingent consideration common shares liability	$—	$16,367	—	(42)	—	16,325
Income tax expense (benefit)	$1,107	$(1,641)	1,819	1,826	2,926	185
Net income (loss)	$266	$(13,353)	7,169	7,204	7,435	(6,149)
Net income (loss) attributable to AdaptHealth Corp.	$(158)	$(13,777)	4,033	4,068	3,875	(9,709)
Basic earnings (loss) per share attributable to AdaptHealth Corp.	$—	$(0.33)	0.09	0.09	0.09	(0.22)
Diluted earnings (loss) per share attributable to AdaptHealth Corp.	$—	$(0.33)	0.08	0.08	0.08	(0.22)

	Three Months Ended September 30, 2020		Nine Months Ended September 30, 2020
	As Reported	As Restated	As Reported	As Revised
Consolidated Statements of Operations:
Change in fair value of contingent consideration common shares liability	$—	$25,525	$—	$41,850
Income tax expense (benefit)	$(636)	$(4,921)	$2,290	$(4,736)
Net income (loss)	$(3,827)	$(25,067)	$3,608	$(31,216)
Net income (loss) attributable to AdaptHealth Corp.	$(2,489)	$(23,729)	$1,386	$(33,438)
Basic earnings (loss) per share attributable to AdaptHealth Corp.	$(0.04)	$(0.41)	$0.03	$(0.70)
Diluted earnings (loss) per share attributable to AdaptHealth Corp.	$(0.04)	$(0.41)	$0.02	$(0.70)

The Company intends to include the restated unaudited interim financial information for the Relevant Periods in the Company’s Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”), which it expects to file on or before March 16, 2021. The Company will revise its unaudited 2020 interim consolidated financial information in connection with the filing of its Quarterly Reports on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2021. The Company will revise its December 31, 2019 consolidated balance sheet in conjunction with filing the 2020 Annual Report to reflect a $9.3 million total contingent consideration common shares liability and a related increase in deferred tax assets of $0.4 million, as previously disclosed in the Earnings Release. The Company will also correct the unaudited pro forma financial information filed on its December 14, 2020 Form 8-K with respect to the acquisition of AeroCare Holdings, Inc. (the “Pro Formas 8-K”) by filing an amendment to the Pro Formas 8-K.

The Company is in the process of finalizing its evaluation of internal controls over financial reporting and expects to report on any material weaknesses in the 2020 Annual Report.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 9, 2021

AdaptHealth Corp.
By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer